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                                                                  EXHIBIT 10.5

                               GRUBB & ELLIS COMPANY
                               1998 STOCK OPTION PLAN
                             EFFECTIVE JANUARY 13, 1998


     Grubb & Ellis Company, a corporation organized under the laws of the State of Delaware (the "Company") hereby adopts this 1998 Stock Option Plan.

     The purposes of this Plan are as follows:

     (1) To promote the interests of the Company, its subsidiaries and its stockholders, in retaining and attracting key persons associated with the Company and its subsidiaries, by granting options ("Options") to such persons to purchase shares of its Common Stock, $.01 par value ("Shares").

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options.

                                     ARTICLE I.

                                    DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1. - ADMINISTRATOR

     "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article VI.

SECTION 1.2. - AWARD LIMIT

     "Award Limit" shall mean Options to acquire 500,000 shares of Common Stock.

SECTION 1.3. - BOARD

     "Board" shall mean the Board of Directors of the Company.

SECTION 1.4. - CODE

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

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SECTION 1.5. - COMMON STOCK

     "Common Stock shall mean the Common Stock, par value $.01 per share, of the Company and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

SECTION 1.6. - COMPANY

     "Company" shall mean Grubb & Ellis Company.

SECTION 1.7. - COMPENSATION COMMITTEE

     "Compensation Committee" shall mean the Compensation Committee of the Board.

SECTION 1.8. - CONSULTANT

     "Consultant" shall mean any Person who is not an Employee and who renders services to the Company, or any entity which is then a Parent Corporation or a Subsidiary, as a consultant or adviser, whether such Person renders such services at the time this Plan is adopted or renders such services subsequent to the adoption of this Plan. "Consultant" shall not include any consultant or adviser who is engaged in capital raising activities on behalf of the Company nor shall it include any non-employee Director of the Company.

SECTION 1.9. - DIRECTOR

     "Director" shall mean a member of the Board.

SECTION 1.10. - DISABILITY

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

SECTION 1.11. - EMPLOYEE

     "Employee" shall mean any Employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any entity which is then a Parent Corporation or a Subsidiary, whether such Employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.12. - EXCHANGE ACT

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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SECTION 1.13. - FAIR MARKET VALUE

     "Fair Market Value" of a share of Common Stock as of any given date shall mean: (i) the closing price of the Common Stock on the New York Stock Exchange on the trading day preceding such date or, if shares of Common Stock were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Administrator; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Administrator acting in good faith. In determining the Fair Market Value of the Company's Common Stock under subsection (i) of this Section 1.13, the Administrator may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

SECTION 1.14. - OFFICER

     "Officer" shall mean an Executive Officer designated as such by the Board and other corporate officers who are elected by the Board.

SECTION 1.15. - OPTION

     "Option" shall mean an option to purchase Common Stock of the Company, granted under this Plan.

SECTION 1.16. - OPTIONEE

     "Optionee" shall mean an Employee or Consultant to whom an Option is granted under this Plan.

SECTION 1.17.- PARENT CORPORATION

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.18.  -  PERSON

     "Person" shall mean any of the following: an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a

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governmental entity or any department, agency or political subdivision thereof.

SECTION 1.19. - PLAN

     "Plan" shall mean this 1998 Stock Option Plan.

SECTION 1.20. - RULE 16b-3

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, or any successor rule to such rule, and as such rule may be amended from time to time.

SECTION 1.21. - SECRETARY

     "Secretary" shall mean the Secretary of the Company.

SECTION 1.22.  -  SECTION 162(m) PARTICIPANT.

     "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

SECTION 1.23. - SECURITIES ACT

     "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.24. - SUBSIDIARY

     (a) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.25. - TERM OF PLAN

     The "Term of Plan" shall be ten years, expiring on January 12, 2009.

SECTION 1.26. - TERMINATION OF EMPLOYMENT

     "Termination of Employment," for purposes of the Plan, shall mean the time when the Employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company; (ii) at the discretion of the Administrator, terminations which result in

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a temporary severance of the Employee-employer relationship not exceeding 180 calendar days; and (iii) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former Employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment with respect to the Plan and the Options granted thereunder, including, but not by way of limitation all questions of whether particular leaves of absence constitute Terminations of Employment. However, nothing in this Plan shall be construed to modify the employment relationship between the Company and the Employee, which is an at-will employment relationship, except to the extent expressly provided otherwise in writing.

SECTION 1.27. - TERMINATION OF SERVICE

     "Termination of Service" shall mean the time when the engagement of Optionee or the consulting agreement between Optionee and the Company relating to Optionee's services as a Consultant to the Company, a Parent Corporation or a Subsidiary is terminated for any reason, including without limitation, termination of the engagement or consulting agreement due to breach, expiration by its terms, completion of the services, or death; provided that when such termination is simultaneously accompanied by commencement of employment with the Company, a Parent Corporation or a Subsidiary, no Termination of Service shall then occur and Termination of Service with respect to such Optionee shall thereafter mean Termination of Employment with respect to such employment. The Administrator, in its absolute discretion, shall determine all questions relating to Termination of Service.

                                    ARTICLE II.

                               SHARES SUBJECT TO PLAN

SECTION 2.1. - SHARES SUBJECT TO PLAN

     (a) The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed two million (2,000,000).

     (b) No individual shall receive Options for more than the Award Limit during the Term of Plan. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

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SECTION 2.2. - UNEXERCISED OPTIONS

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be available for the grant of Options hereunder, subject to the limitations of Section 2.1.

SECTION 2.3. - CHANGES IN COMMON STOCK

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                    ARTICLE III.

                                GRANTING OF OPTIONS

SECTION 3.1. - ELIGIBILITY

     Any Employee or Consultant of the Company or of any of its Subsidiaries, whether presently in existence or hereinafter organized or acquired, shall be eligible to be granted Options.

SECTION 3.2. - NON-QUALIFIED OPTIONS

     All Options granted under this Plan shall be non-qualified Options that are not intended to constitute incentive stock options under Section 422 of the Code.

SECTION 3.3. - PERFORMANCE-BASED COMPENSATION

     The Board may determine, in its discretion, by resolution duly adopted, to permit Options intended to qualify as performance-based compensation under Code section 162(m)(4)(C) to be granted under the Plan and shall thereupon submit the Plan for approval by the stockholders of the Company. In such event, the committee described in Section 6.1(b), in its discretion, may grant Options intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), provided, that no such Option shall be exercisable until the Plan is approved by the stockholders. If such approval is not obtained within twelve months of the date the Board resolution is adopted, all such Options previously granted shall thereupon be canceled and become null and void. Prior to the adoption of the resolution by the Board to permit the grant of

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Options intended to qualify as performance-based compensation under the Plan, all references in the Plan to Section 162(m) of the Code and Section 162(m) Participants shall be disregarded.

SECTION 3.4. - GRANTING OF OPTIONS

     (a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          (i) Determine which Employees and Consultants (including those to whom Options have been previously granted under the Plan) in its opinion should be granted Options; and

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected Employees and Consultants; and

          (iii) Determine the terms and conditions of such Options, consistent with the Plan.

          (iv) Subject to Section 3.3, determine whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and, if so, to determine the terms and conditions of the Options, including such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Upon the selection of an Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Consultant that such individual surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Administrator deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.


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                                    ARTICLE  IV.

                                  TERMS OF OPTIONS

SECTION 4.1. - OPTION AGREEMENT

     Each Option shall be evidenced by a written Stock Option Grant, which shall be executed by an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan, including, but not limited to, such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, subject to Section 3.3 hereof.

SECTION 4.2. - OPTION PRICE

     The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Administrator; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date such Option is granted.

SECTION 4.3. - OPTION VESTING

     (a) Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Stock Option Grant; PROVIDED, HOWEVER, that unless the Administrator otherwise provides, in the Stock Option Grant or otherwise, no Option shall be exercisable by any Optionee until the Optionee has remained in employment for one year after the date the Option is granted. At any time after the grant of an Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Service shall thereafter become exercisable.

     (c) Notwithstanding the foregoing, Options granted pursuant to this Plan shall vest immediately upon the occurrence of any of the following events: (i) with respect to any specifically designated Options, at the election of, and to the extent determined by the Administrator with respect to Options specifically designated; (ii) with respect to Options which have been at least 50% vested prior to any of the following events: (x) upon the merger or combination of the Company with another corporation, when as a result thereof the stockholders of the Company immediately preceding such merger or combination shall immediately thereafter own less than 50% of the outstanding shares of the surviving corporation which at the time shall have, by the terms thereof, the ordinary voting power to elect the directors of such corporation;

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(y)  upon a tender offer or single transaction (other than a merger or combination of the Company with another corporation) which in either case results in a change in ownership of 33-1/3% or more of the outstanding shares of Common Stock of the Company; (z) upon a sale to an unrelated party of substantially all of the assets of the Company; or (iii) with respect to all outstanding Options, upon a substantial partial or complete liquidation of the Company.

SECTION 4.4. - OPTION TERM

     The term of an Option shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date of the Option is granted. The Administrator may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Service of the Optionee, or amend any other term or condition of such Option relating to such a termination.

SECTION 4.5. - CONSIDERATION

     The Administrator shall determine and set forth the consideration necessary for the granting of an Option in the written Stock Option Grant.

SECTION 4.6. - ADJUSTMENTS IN OUTSTANDING OPTIONS

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Administrator shall be final and binding upon all Optionees, the Company and all other interested persons.



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                                     ARTICLE V.

                                EXERCISE OF OPTIONS

SECTION 5.1. - PERSON ELIGIBLE TO EXERCISE

     During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2. - PARTIAL EXERCISE

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable, such Option or portion thereof may be exercised in whole or in part; PROVIDED, HOWEVER, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3. - MANNER OF EXERCISE

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Administrator or its delegee; and

     (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (ii) Subject to the Administrator's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised;

          (iii) Subject to the Administrator's consent, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

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          (iv) Subject to the Administrator's consent, full payment in any other form approved by the Administrator, consistent with applicable law and the Plan; or

          (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv); and

     (c)  On or prior to the date the same is required to be withheld:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (ii) Subject to the Administrator's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (iii) Subject to the Administrator's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     (d) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (e) In the event that the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

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SECTION 5.4. - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - EXPIRATION OF OPTIONS

     (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i) The expiration of ten years from the date the Option was granted; or

          (ii) The expiration of twelve (12) months from the date of the Optionee's death;

          (iii) The expiration of twelve (12) months from the date of the Optionee's Termination of Employment or termination of Service by reason of his Disability;

          (iv) The expiration of three (3) months from the date of the Optionee's Termination of Employment or Termination of Service for any reason other than such Optionee's death or Disability, unless the Optionee dies within said three-month period.

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     (b)  Subject to the provisions of Section 5.5(a), the Administrator shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Administrator may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment or Termination of Service for any reason.

SECTION 5.6 - RIGHTS AS STOCKHOLDERS

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.7 - TRANSFER RESTRICTIONS

     The Administrator, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Grant and may be referred to on the certificates evidencing such shares. The Administrator may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of any stock options, within two years from the date of granting such option or one year after the transfer of such shares to such Optionee. The Administrator may direct that the certificates evidencing shares acquired by exercise of any stock options refer to such requirement to give prompt notice of disposition.

                                    ARTICLE VI.

                                   ADMINISTRATION

SECTION 6.1 - COMMITTEE

     (a) The Administrator of the Plan with respect to Options granted to Employees and Consultants shall be the Compensation Committee. The Administrator of the Plan with respect to Options granted to Officers shall be the Board. In either case, the Board has the authority to designate another committee or a subcommittee of the Board to administer the Plan, consisting solely of two or more Directors appointed by, and serving on such committee at the pleasure of, the Board.

     (b) Notwithstanding the foregoing, in the event the Board determines, in its discretion and pursuant to Section 3.3, that Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code may be granted under the Plan, the committee entitled to grant Options to
Section 162(m) Participants and Officers shall consist solely of two or more Directors appointed by, and serving on such committee at the pleasure of, the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside

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director" for purposes of Section 162(m) of the Code. Appointment of members of such committee shall be effective upon acceptance of appointment. Such members may resign at any time by delivering written notice to the Board. Vacancies in such committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF THE ADMINISTRATOR

     (a) Except as provided in section 6.2(b), the Administrator is authorized to grant Options, including determining the terms of the Options, granted under the Plan. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Stock Option Grants, and to adopt such rules for the administration, interpretation and application of the Plan and the Stock Option Grants as are consistent therewith and to interpret, amend or revoke any such rules.

     (b)  In the event the Board determines, in its discretion and pursuant to
Section 3.3, that Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code may be granted under the Plan, the committee appointed under section 6.1(b) shall have the power to interpret the Plan and the Stock Option Grants, to grant Options under the Plan to Section 162(m) Participants and Officers and to adopt such rules for the administration, interpretation and application of the Plan and the Stock Option Grants as are consistent therewith and to interpret, amend or revoke any such rules with regard to Section 162(m) Participants and Officers.

SECTION 6.3 - MAJORITY RULE; UNANIMOUS WRITTEN CONSENT

     The Administrator shall act by a majority of its members in office. The Administrator may act either by vote at a meeting at which a quorum is present or by a memorandum or other written instrument signed by a majority of the Administrator.

SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

     Members of the Administrator shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Administrator shall be personally liable for any

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action, determination or interpretation made in good faith with respect to the
Plan or the Options, and all members of the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                    ARTICLE VII.

                                  OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

     Options granted under this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, except with respect to matters which under Section 162(m) of the Code are required to be determined in the absolute discretion of the Administrator. However, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of the Term of Plan.

SECTION 7.3 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.4 - MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option under this Plan. The grant of an Option under this Plan shall not confer any right on the Optionee to continue in the employ of or association with the Company or limit in any way the right of the Company to terminate such employment or association.

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     (b)  The Company shall have the right to condition exercise of Options granted pursuant to this Plan upon satisfactory arrangements to assure that, to the extent the exercise of such Options shall result in realization by the person exercising such Options of income subject to a requirement that taxes be withheld with respect to such income, the amount of such taxes shall be provided by the Optionee at the time of exercise of the Options or the number of Shares issuable upon such exercise shall be reduced and withheld to satisfy such tax obligations.

SECTION 7.5 - COMPLIANCE WITH LAWS

     The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or in connection with options granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Notwithstanding any other provision of the Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 7.6 - TITLES

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

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SECTION 7.7 - GOVERNING LAW

     This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to conflicts of laws thereof.



I hereby certify that the foregoing was duly adopted by the Board of Directors of Grubb & Ellis Company as of January 13, 1998.

     Executed on this 26th day of March, 1998.



                                           /s/  Carol Vanairsdale
                                           ------------------------------
                                           Assistant Secretary







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